        (Logo of Company)                                      The
                                                             Oakmark
                                                               Fund
   The Oakmark Family of Funds


                                                               The
             FIRST                                           Oakmark
            QUARTER                                         Small Cap
            REPORT                                             Fund


      --------------------
        January 31, 1996                                       The
      --------------------                                   Oakmark
                                                            Balanced
                                                               Fund
        MEMBER OF
        ----------------                                       The
        100% NO-LOAD                                         Oakmark
             MUTUAL FUND                                  International
             COUNCIL                                           Fund
        ----------------


     No-Load Funds Managed by                                  The
      Harris Associates L.P.                                 Oakmark
                                                         Int'l Emerging
                                                           Value Fund

                                    [LOGO]


                          The Oakmark Family of Funds
                           1996 FIRST QUARTER REPORT

                               TABLE OF CONTENTS


Letter from the President...............  1
The Oakmark Funds Summary...............  2
The Oakmark Fund........................
   Performance Chart....................  4
   Letter from the Portfolio Manager....  4
   Schedule of Investments..............  8
The Oakmark Small Cap Fund
   Performance Information.............. 11
   Letter from the Portfolio Manager.... 11
   Schedule of Investments.............. 14
The Oakmark Balanced Fund
   Performance Information.............. 16
   Letter from the Portfolio Manager.... 16
   Schedule of Investments.............. 18
The Oakmark International Fund
   Performance Chart.................... 20
   Letter from the Portfolio Managers... 20
   Schedule of Investments.............. 23
The Oakmark Int'l Emerging Value Fund
   Performance Information.............. 29
   Letter from the Portfolio Managers... 29
   Schedule of Investments.............. 31
Trustees and Officers................... 37
Other Important Information............. 37

 QUESTIONS ABOUT YOUR ACCOUNT:
 If you have questions about your account, please call the Funds' transfer agent at 1-800-626-9392.

 24-HOUR NET ASSET VALUE HOTLINE:
 To obtain the current net asset value per share of any Fund, please call 1-800-GROWOAK (1-800-476-9625).

HARRIS ASSOCIATES INVESTMENT TRUST
THE OAKMARK FUNDS                                     FIRST QUARTER REPORT 1996

LETTER FROM THE PRESIDENT

Fellow shareholders:

  I am pleased to report that overall The Oakmark Fund Family had a good first fiscal quarter ending January 31, 1996. Our flagship funds, The Oakmark Fund and The Oakmark International Fund, both achieved double digit returns, and our three new funds are off to a good start, as each had positive returns through the initial start-up period. We have continually received positive comments from you about Robert Sanborn's and David Herro's shareholder letters. Thus, I am pleased to highlight the addition of Steven Reid's, Clyde McGregor's, and Adam Schor's shareholder letters. Each one can be found in their respective fund sections.

  We now have over 1000 shareholders in each of The Oakmark Small Cap and The Oakmark International Emerging Value Funds, and therefore, they are included in the newspaper listing under the OAKMARK heading. The Oakmark Balanced Fund should be included shortly.

  After the large gains in 1995, the U.S. market is starting to experience increased volatility. As long-term investors, we have learned that such periods usually create buying opportunities for us to purchase securities at attractive valuations, as prices are driven by short-term emotional sentiment. We urge you to continue to focus on long-term performance and use periods of weakness to add to investment positions in The Oakmark Funds.

  We also would like to remind you that April 15, 1996 is the deadline for IRA contributions for 1995.

                                Sincerely,

                                /s/ Victor Morgenstern
                                VICTOR A. MORGENSTERN
                                President

THE OAKMARK FUNDS FAMILY SUMMARY INFORMATION*
PERFORMANCE FOR PERIOD ENDED JANUARY 31, 1996

                           OAKMARK        SMALL CAP
     3 Months                11.40%            1.80%
     6 Months                16.90%             N/A
   Annualized
Performance for:
     1 Year                  36.30%             N/A
     3 Years                 21.90%             N/A
Since Inception              33.10%            1.80%
Value of $10,000           $ 36,091         $ 10,180
 from inception
      date                 08/05/91         11/01/95

TOP FIVE HOLDINGS AS OF JANUARY 31, 1996


 Company and        Philip Morris                  Amerin Corporation      4.88%
% of Total Net       Companies           6.09%     SPX Corporation         3.63%
    Assets          Mellon Bank                    Harbor Fed Svgs Bk Fl   3.45%
                     Corporation         5.11%     Northwest Savings
                    Lockheed Martin                 Bank                   3.25%
                     Corporation         4.87%     Cap Mac Holdings Inc.   3.17%
                    First USA, Inc.      4.81%
                    USWest Media Group   4.00%


TOP FIVE INDUSTRIES AS OF JANUARY 31, 1996


Industries and      Food & Beverage      14.80%     Other Industrial Goods
% of Total Net      Broadcasting &                   & Services           19.20%
    Assets           Publishing          14.00%     Machinery & Metal
                    Other Consumer Goods             Processing           14.80%
                     and Services        10.40%     Banks                 12.80%
                    Other Financial       8.80%     Insurance              9.90%
                    Aerospace & Defense   7.00%     Broadcasting &
                                                     Publishing            8.70%

*The Oakmark Fund's average annual total return for the twelve months ended December 31, 1995 and the period August 5, 1991 (inception) through December 31, 1995 was 33.4% and 33.0%, respectively.

The Oakmark Small Cap Fund's total return for November 1, 1995 (inception) through December 31, 1995 was 3.30%.

The Oakmark Balanced Fund's total return for November 1, 1995 (inception) through December 31, 1995 was 2.40%.


         BALANCED                       INTERNATIONAL                      INT'L EMERGING VALUE
         --------                       -------------                      --------------------
          2.90%                             10.80%                               5.30%
           N/A                               4.80%                                N/A


           N/A                              18.60%                                N/A
           N/A                              14.50%                                N/A
          2.90%                             15.70%                               5.30%
         $10,290                           $16,248                              $10,530
        11/01/95                          09/30/92                             11/01/95


 Juno Lighting           3.55%     Cordiant PLC            6.70%     Grupo Herdez            4.37%
 Promus Hotel Corp       3.51%     AB Volvo                3.97%     Codiant PLC             3.72%
 US West Media Group     3.46%     Kvaerner                3.72%     Danieli & Company       3.63%
 H J Heinz Co            3.42%     Telefonos de Mexico,              Sanford                 3.55%
 Mellon Bank Corp        3.31%      S.A. de C.V.           3.70%     Uralita                 3.54%
                                   Usiminas                3.55%



 U.S. Treasuries        23.80%     Other Industrial Goods            Other Industrial Goods
 Other Consumer Goods               & Services            12.90%      & Services            13.50%
  & Services            16.10%     Banks                  11.20%     Industrial
 Broadcasting &                    Aerospace               7.60%      Components             6.70%
  Publishing            11.00%     Telecommunications      6.80%     Mining & Building
 Other Industrial Goods            Marketing Services      6.70%      Materials              6.50%
  & Services             6.90%                                       Machinery & Metal
 Corporate Bonds         5.40%                                        Processing             6.40%
                                                                     Food & Beverage         6.40%


The Oakmark International Fund's average annual total return for the twelve months ended December 31, 1995 and the period September 30, 1992 (inception) through December 31, 1995 was 8.3% and 13.7%, respectively.

The Oakmark International Emerging Value Fund's total return for November 1, 1995 (inception) through December 31, 1995 was (3.70)%.

The Funds' past performances are no guarantee of future results. Share prices and investment returns will vary, so you may have a gain or loss when you sell shares.

                                  Oakmark Fund
    THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (1/31/96) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX.

                             [GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]


1/31/96 NAV $30.56

                                                   Average Annual Total Return*
                                                         Through 1/31/96
                                                 --------------------------------
                       Total Return Total Return              From Fund Inception
                       Last 3 mos.  Last 6 mos.  From 1/31/95       8/5/91
                       ------------ ------------ ------------ -------------------
THE OAKMARK FUND          11.4%        16.9%        36.3%            33.1%
Standard & Poor's 500
 Stock Index*             10.0%        14.5%        38.7%            14.9%
Dow-Jones Industrial
 Average*                 14.1%        15.9%        43.8%            17.0%
Value Line Composite
 Index*                    5.4%         3.5%        20.4%             7.5%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow-Jones Average includes only 30 big companies. The Value Line index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.

THE OAKMARK FUND
REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER

Dear Fellow Shareholders:

 SMOKIN' . . .

  Company A is a very large public company. Over the past ten years, its operating profit per share has grown at 17.2 percent per year; the Value Line Industrial Composite has grown at 6.1 percent. Over the last ten years, A's Return on Assets (ROA) has averaged 16.5 percent, compared to the Composite of
9.2 percent. In my estimation, long-term ROA is the single best indicator of the quality of a business.

                                  Oakmark Fund

  Company A dominates its business. Its market share in its primary business inside the US (47%) and outside the US (14%) are at all-time highs. Its customers are extremely loyal, perhaps as loyal as customers are to any other mass consumer product in the world. Its growth outside of the US is tremendous, with double-digit volume growth and over 16 percent operating profit growth in 1995. A makes more profits than all of its competitors combined.

  Take a guess at A's identity. Microsoft? No. Coca-Cola? No. Good guesses, though.

  Here's a hint. A was the last entrant in its category (in 1917!!), is the top-performing stock from the original Fortune 500 of 40 years ago, and sells at only 70 percent of the valuation of the Value Line Industrial Composite.

  OK, I'll tell you. Company A is Philip Morris, your Fund's largest holding, and the best business I have ever encountered. It is controversial for sure, and I have heard from many of you. My personal view on smoking--that it is probably risky, as is driving, eating a lot of Ding-Dongs, and many other activities, but that the consumer has concluded that the benefits outweigh the risks--is irrelevant, because we have a legal obligation to invest in those securities that best meet our investment criteria.

  Philip Morris generates almost two-thirds of its profits from its tobacco business, which is (in terms of profits) half domestic, half international. The Marlboro brand represents more than half of the Company's worldwide units, and a far higher percentage of its profits. Marlboro is undoubtedly the most valuable brand on the planet. Its billboards are instantly recognizable even without the product's name highlighted, and the brand epitomizes the outdoors, individualism, and freedom.

  Marlboro was actually a brand targeted to females that was transformed into the juggernaut it is by the most famous advertising campaign in history. More important, Philip Morris has marketed the product consistently for decades. Its recent efforts with its "Marlboro Country Store" and "Marlboro Action Team" promotions have been spectacularly successful in reinforcing the Marlboro brand imagery. No other product has ever--ever--been as well-marketed as Marlboro.

  Philip Morris is a cash-generating monster. It pays a hefty dividend that rises with earnings, makes complementary acquisitions, and has had to make significant investments in strengthening an already-powerful global distribution system. Nevertheless, Philip Morris has been repurchasing its shares (and retiring its debt) in the marketplace, having retired 12 percent in the last five years. In previous letters, I have stated that we believe this is a particularly efficient way to return cash to shareholders.

  One of your Fund's investment guidelines is to invest with owner-oriented management. I have a very high degree of confidence in this management team. MO has not gotten complacent despite its success. As CEO Geoffrey Bible stated in last year's annual report, "Our all-consuming ambition is to create wealth for owners of Philip Morris. And the best way to do that over the long term is to continue growing profitably and delivering strong cash flows in each of our

                                  Oakmark Fund
core businesses . . . I'm confident we can do it, and at rates that compare quite favorably with our global competitors and the rest of corporate America."

  I have had the pleasure of visiting Mr. Bible and company officers Murray Bring and Herbert Millington at MO's headquarters in New York, and I can only relate my positive impression of MO's leadership. They are informal, approachable people, yet with a deep understanding of what will add value to the company they steward.

  So, we have a great, great business--high returns, extremely high barriers to entry, excellent growth opportunities--with strong management and yet MO trades at only seven times this year's expected operating earnings plus amortization. That is a bargain, and the litigation that has hung over the industry for decades is the leading culprit. While we are confident that the litigation issue will eventually go away without material impact on Philip Morris, I must admit that there is more than average event risk in this holding. However, we believe that we are more than getting paid for our risk.

 PULL THOSE STAKES!! . . .

  Shareholders of public companies elect directors, who appoint and oversee management. In our view, management has one mission: to maximize the long-term value per share of the company. Period.

  Now, politicians of both major parties are arguing that corporations have broader responsibilities. The current Secretary of Labor, Robert Reich (who appeared earlier in these pages advocating that pension funds earmark a portion of their assets to "raise incomes and spark new jobs") and Senator Ted Kennedy say that the federal government should provide incentives for "good" corporate citizenship. Senator Bob Dole recently criticized "corporate greed" and noted that "corporate profits are setting records and so are corporate layoffs." The core of Pat Buchanan's Presidential campaign is an appeal to American workers who fear economic insecurity.

  Reich suggests that corporate taxes might be adjusted to encourage companies to resist layoffs. Senator Kennedy wants to reward certain "responsible" companies with "most favored company" status. They would earn this prize, and some goodies, for their record in "creating jobs, avoiding layoffs simply to maximize profits, paying adequate wages" and so forth.

  [Folks, this is all nonsense. Maximizing profits is, after all, the basis of the capitalistic system. Profits allow companies to hire and pay workers. Does Senator Kennedy really believe that companies lay off workers simply to benefit short-term profits? Can you imagine establishing laws and the inevitable bureaucracies to determine which companies are "responsible" and which are not?]

  Tony Blair, the Labour MP and possible next Prime Minister of Britain, has coined the term "stakeholder capitalism" to describe corporate behavior that goes beyond mere profit maximization. This is the German and Japanese form of capitalism, which includes lifetime employment for many in the corporate sector. The irony of the current infatuation with stakeholder capitalism in the

                                  Oakmark Fund
US and Britain is that the commitment to stakeholder capitalism in Germany and Japan is waning. Both countries are experiencing a decline in their competitiveness, especially relative to the US. Germany's high cost of production is causing severe problems. In Japan, huge numbers of employed but essentially non-contributing workers (in Japan, they are called "the tribe that sits by the windows") are rendering companies uncompetitive, causing strains within companies, and retarding returns to shareholders. Despite the headlines, the US is producing record industrial production and exports, and American industry is as competitive as it has been in decades.

  There has always been job insecurity. Government will never be able to eliminate it (although the USSR sure made a decent attempt). The current wailing by politicians of various stripes has exacerbated the perception of insecurity far more than the reality. As Robert Samuelson writes in Newsweek, layoffs account for only a trivially larger share of unemployment compared to the 1970s. Second, a University of Maryland study concludes that trade costs
11.4 million jobs and creates 10.0 million jobs. Since the US is a high value-added economy, the jobs created are better than the jobs lost.

  What does this have to do with The Oakmark Fund? Well, if any of these proposals were to ever become law, some of our companies might be run differently. They would not be able to initiate the kinds of down-sizing that makes them more competitive and more profitable. They would be forced to be inefficient. Wages would really stagnate. Companies would have to establish departments that would have to interface with the new bureaucrats. Returns to you, the shareholder, would decline. The only winners would be the Washington bureaucrats.

  Most of the advocates of these proposals forget that the vast majority of investors are also employees. As an employee, we want wages, benefits, and the opportunity to grow. As an investor, via a profit-sharing plan, an IRA or whatever, we want companies to be run for the benefit of their owners--us! Blurring these relationships will only send more power to Washington and subsidize people in jobs that should not exist.

  At the turn of this century, more than 40 percent of the US work force was in agriculture. Today, less than 5 percent of our labor force is in farming, output has soared, and we are the envy of the world. We should not lament the fact that 35 percent of the work force "lost" jobs. These people devoted their energies and talents to other areas, and we are all better for it. It is high time that we recognize these simple truths.

  We cannot eliminate economic insecurity, but we can extract more from our economy. Do not discourage capital formation as we do in the US. Make it easy for new companies to start up. Reduce the crippling over-regulation of business. And develop the best-educated work force in the world.

                                                               ROBERT J. SANBORN
                                                               Portfolio Manager
                                                                   harjs@aol.com
                                                               February 24, 1996

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996
                                  Oakmark Fund

 Shares Held                Common Stocks                   Market Value
-------------------------------------------------------------------------
COMMON STOCKS--90.8%
FOOD & BEVERAGE--14.8%
 2,381,500   Philip Morris Companies Inc.                  $  221,479,500
 1,669,100   Anheuser-Busch Companies, Inc.                   116,002,450
 2,597,250   H.J. Heinz Company                                89,280,468
 2,122,100   Nabisco Holdings Corp.                            73,742,974
 1,571,900   Interstate Bakeries                               33,206,388
   200,000   International Dairy Queen, Inc. Class A (a)        4,350,000
                                                           --------------
                                                              538,061,780

APPAREL--.2%
   388,500   K-Swiss Inc. Class A                               3,982,124
   620,600   J. Baker Inc.                                      2,831,488
                                                           --------------
                                                                6,813,612

RETAIL--4.1%
 3,705,500   Federated Department Stores, Inc. (a)            100,048,500
 1,600,000   Zale Corporation (a)                              22,100,000
 1,000,000   Carson Pirie Scott & Co. (a)                      17,875,000
   600,000   Cole National Corporation Class A (a)              6,450,000
   445,000   Best Products Co., Inc. (a)                        1,807,812
    53,800   Rex Stores Corporation (a)                           699,400
                                                           --------------
                                                              148,980,712

OTHER CONSUMER GOODS & SERVICES--10.4%
 3,340,200   The Black & Decker Corporation                   113,149,274
 2,032,800   American Brands, Inc.                             92,746,500
   477,700   The Clorox Company                                39,469,962
   470,200   First Brands Corporation                          23,216,125
   957,500   Whitman Corporation                               21,783,125
   583,800   GC Companies, Inc. (a)                            20,068,125
   885,000   JUNO Lighting Inc.                                14,381,250
   400,000   Stanhome Inc.                                     10,700,000
   757,500   Arctco Inc.                                        8,427,188
   601,500   Justin Industries, Inc.                            6,541,313
   281,500   Rollins, Inc.                                      6,122,625
   257,600   Paragon Trade Brands, Inc. (a)                     5,570,600
   395,000   Mikasa, Inc. (a)                                   4,986,875
   100,000   Alberto-Culver Company                             3,350,000
   225,525   Rauch Industries, Inc.                             2,875,444
    51,500   Polaroid Corporation                               2,311,063
   107,000   Armor All Products Corp.                           1,631,750
   304,000   Drypers Corporation (a)                              988,000
                                                           --------------
                                                              378,319,219

OIL--.3%
   270,000   Murphy Oil Corporation                            11,373,750

BANKS--5.2%
 3,506,550   Mellon Bank Corporation                          185,847,150
   340,000   River Bank America (a)                             2,975,000
                                                           --------------
                                                              188,822,150

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
                                  Oakmark Fund

 Shares Held                   Common Stocks                      Market Value
-------------------------------------------------------------------------------
INSURANCE--6.2%
 2,947,000   Torchmark Corporation                               $  139,614,125
   953,200   Old Republic International                              33,481,150
   984,700   American Financial Group, Inc.                          32,002,750
   501,300   Acordia, Inc.                                           14,851,013
   221,200   MAIC Holdings, Inc. (a)                                  7,023,100
    85,000   Meridian Insurance Group                                 1,211,250
                                                                 --------------
                                                                    228,183,388

OTHER FINANCIAL--8.8%
 3,358,000   First USA, Inc.                                        175,035,750
 2,194,900   AMBAC Inc.                                             105,080,838
   620,000   Capital One Financial Corporation                       16,662,500
   204,400   Fund American Enterprises Holdings, Inc. (a)            15,738,800
   102,200   White River Corporation (a)                              3,730,300
   330,000   Duff & Phelps Corporation                                2,268,750
    33,000   Duff & Phelps Corporation Preferred Con. Series A
             Exchangable                                                845,625
                                                                 --------------
                                                                    319,362,563

BROADCASTING & PUBLISHING--14%
 6,894,600   US West Media Group                                    145,648,424
 2,149,400   Knight-Ridder, Inc.                                    142,666,426
 6,729,179   Tele-Communications, Inc. Class A (a)                  142,153,906
 1,432,294   TCI Communications, Inc. (a)                            39,209,048
   500,000   Gannett                                                 31,750,000
   500,000   Adelphia Communications Corp. (a)                        3,750,000
   200,000   Jones Intercable, Inc. Class A (a)                       2,475,000
                                                                 --------------
                                                                    507,652,804

COMPUTER SYSTEMS--.6%
   999,000   Control Data Systems, Inc. (a)                          17,357,625
   210,000   InaCom Corporation (a)                                   3,255,000
                                                                 --------------
                                                                     20,612,625

PHARMACEUTICAL--2.7%
   975,000   American Home Products Corporation                      99,450,000

MANAGED CARE SERVICES--2.7%
 1,740,000   Foundation Health Corporation (a)                       75,255,000
   420,000   Physicians Health Services, Inc. (a)                    15,120,000
   500,000   Laboratory Corporation of America Holdings               4,187,500
   270,000   Right CHOICE Managed Care, Inc. (a)                      3,948,750
                                                                 --------------
                                                                     98,511,250

MEDICAL PRODUCTS--1.6%
 1,297,800   Sybron Corporation (a)                                  31,471,650
   550,000   Spacelabs Medical, Inc. (a)                             14,850,000
   303,000   St. Jude Medical, Inc. (a)                              13,369,875
                                                                 --------------
                                                                     59,691,525
AEROSPACE & DEFENSE--7.0%
 2,351,750   Lockheed Martin Corporation                            177,263,156
   610,000   McDonnell Douglas Corporation                           54,290,000
   779,600   Logicon, Inc.                                           21,341,550
                                                                 --------------
                                                                    252,894,706

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
                                  Oakmark Fund

 Shares Held               Common Stocks                   Market Value
------------------------------------------------------------------------

FURNITURE & TEXTILES--0%
   363,000   Forstmann & Company, Inc. (a)                $      113,438

MACHINERY AND METAL PROCESSING--.1%
   237,500   Encore Wire Corporation (a)                       2,404,688

OTHER INDUSTRIAL GOODS & SERVICES--5.2%
 1,999,700   The Geon Company                                 55,991,600
   508,000   Great Lakes Chemical Corporation                 37,909,500
 1,054,100   James River Corporation                          27,670,125
   426,000   Bandag, Incorporated Class A                     21,619,500
   550,000   OM Group, Inc.                                   18,150,000
   880,400   SPX Corporation                                  12,985,900
   190,000   USG Corp. (a)                                     5,652,500
   170,000   UCAR International Inc. (a)                       5,291,250
   182,600   Amtrol Inc.                                       3,012,900
    60,200   Exide Corporation                                 1,715,700
    50,000   Griffon Corporation (a)                             462,500
                                                          --------------
                                                             190,461,475

COMMERCIAL REAL ESTATE--.9%
 2,190,800   Host Marriott Corporation (a)                    25,194,200
   585,700   Catellus Development Corporation (a)              4,246,325
   333,080   Host Marriott Services Corporation (a)            2,123,385
                                                          --------------
                                                              31,563,910

FOREIGN SECURITIES--6.0%
 2,650,000   DeBeers Consolidated Mines Limited ADR (b)       90,431,250
 3,276,500   YPF Sociedad Anonima (b)                         74,130,813
   888,200   Telefonos de Mexico, S.A. de C.V. (b)            30,087,775
   547,700   EVC International NV                             15,428,169
   697,500   Scitex Corporation Limited                        9,765,000
                                                          --------------
                                                             219,843,007
             TOTAL COMMON STOCKS                           3,303,116,602

COMMERCIAL PAPER--9.2%

American Express Credit Corp., 5.45% - 5.70% due 02/01/96 -
 02/13/96                                                       $   45,000,000
Ford Motor Credit Corp., 5.36% - 5.58% due 02/01/96 - 03/08/96     171,000,000
General Electric Capital Corp., 5.38% - 5.70% due 02/02/96 -
 03/07/96                                                          120,000,000
                                                                --------------
TOTAL COMMERCIAL PAPER                                             336,000,000
                                                                --------------
Total Investments--100%                                          3,639,116,602
Other liabilities, less other assets--0%                            (1,781,080)
                                                                --------------
TOTAL NET ASSETS--100%                                          $3,637,335,522
                                                                ==============

----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
For the fund's fiscal year ended October 31, 1995, the portfolio turnover was 18% and the fund's expense ratio was 1.17%.

 Small Cap

THE OAKMARK SMALL CAP FUND
RESULTS FROM NOVEMBER 1, 1995 (INCEPTION) THRU JANUARY 31, 1996*

The Oakmark Small Cap Fund................................................. 1.8%
Lipper Small Co. Growth.................................................... 4.0%
Russell 2000............................................................... 6.5%
S&P 600.................................................................... 5.2%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Small Company Growth Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with a small market capitalization. Past performance is no guarantee of future results.

REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER

  I am pleased to have the opportunity to address you, the Fund's owners. In this report, I will explain our investment philosophy, the universe of securities in which we invest, and describe some of the holdings of the Fund.

INVESTMENT PHILOSOPHY

  For those of you that are familiar with The Oakmark Family of Funds, what I have to say about our investment philosophy will be extremely familiar; for those of you who are not familiar with The Oakmark Funds, I hope to enlighten you. The Oakmark Small Cap Fund uses the same value-oriented investment philosophy that Harris Associates has employed for over twenty years. The philosophy is intellectually coherent and has served our clients well.

  The primary tenet of our investment philosophy is to invest in securities that are selling at a significant discount to their underlying value. We define underlying value, or business value, as what a rational business person would pay to own the entire business. In our effort to find securities that meet this criterion, there are four important factors that shape our investment perspective:

  . We are long-term investors. We view investing not as a sprint but as a marathon. Our investment horizon is long because the businesses in which we invest do not produce faddish results: they build value through the goods or services they produce over the long term.

  . We are bottom-up, not top-down investors. We do not make forecasts of the stock market, the economy, or interest rates. We research and evaluate every security in which we invest on its own merit.

  . We invest with owner-oriented managers. We look for management that has a direct stake in the business and whose incentives are tied to growing the value of the business.

 Small Cap
  . We are conscious of the costs of investing. Trading has its costs in the form of commissions, capital gains taxes and price impacts. The portfolio will be adequately diversified, but not over-diversified.

  In summary, we seek to invest in undervalued securities of companies that have excellent long-term prospects with owner-oriented managers. In future quarterlies, I will refer to these basic tenets when discussing the portfolio's investments.

THE SMALL CAP INVESTMENT UNIVERSE

  What is the Small Cap Investment universe? This is a question that is open to interpretation and for which there is no exact definition. Your fund does not hold household names; they are orphans on Wall Street. They may be unknown, unloved, and underfollowed. Most important, they are undervalued and present excellent investment opportunities.

  I am often asked to quantify the Small Cap universe in terms of market capitalization. Market capitalization is defined as the number of shares outstanding of a company's stock multiplied by the market price. As a reference point, it is worth looking at the market indices that most closely measure the investment universe from which your fund invests. These indices are the Russell 2000 and the S&P Small Cap 600. Within these indices there are companies whose market capitalization range from less than $50 million to greater than $1 billion.

  The companies in our portfolio have an average market capitalization of about $300 million. Since market capitalization is a function of share price, it is in our best interest to see the indices' market capitalization grow, and your Fund with it, hopefully at a faster rate than the indices.

THE HOLDINGS

  The holdings of your Fund are an eclectic collection of niche producers of goods and services.

  Our largest holding is Amerin Corporation, a provider of private mortgage insurance. The company was formed by experienced industry executives who, with their own capital and help from others, were able to break through what was once thought to be oligolpolistic barriers of entry into the industry. Today, through their entrepreneurial leadership, they have garnered a 6% market share and are reshaping the distribution system of the industry.

 Small Cap

  Another significant holding is Goodmark Foods. Goodmark products are almost unavoidable to anyone who ventures to the checkout line of a convenience store. They are the producer of "Slim Jims" and beef jerky. You may be surprised to know that meat snacks are one of the fastest-growing items among snack foods. Management purchased the company almost fifteen years ago from General Mills in an LBO, and owns 35% of the company.

  Another unique holding in your Fund is Matthews International, which is the largest manufacturer of a product none of us want to use for a long, long time: cast bronze memorials. The company, which is almost entirely employee-owned, also provides printing and graphics products and services. We were able to purchase the shares of Matthews International because several retirees made their stock available to us.

  Again, welcome to The Oakmark Small Cap Fund. I am very excited about our investments and look forward to our next quarterly report. As shareholders, you should know that the vast majority of my investable assets are in the Fund. In closing, I would like to thank everyone involved, including our shareholders, for helping to launch the Fund.

                                                                  STEVEN J. REID
                                                               Portfolio Manager
                                                                   harjs@aol.com
                                                               February 24, 1996

THE OAKMARK SMALL CAP FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996
 Small Cap

 Shares                                                      Market
 Held                      Common Stocks                      Value
----------------------------------------------------------------------
 COMMON STOCKS--93.4%
 FOOD & BEVERAGE--7.1%
    50,000 GoodMark Foods, Inc.                            $   818,750
    40,000 J.M. Smucker Company                                750,000
    25,000 Eskimo Pie Corporation                              456,250
                                                           -----------
                                                             2,025,000
 RETAIL--5.0%
    44,000 Carson Pirie Scott & Co. (a)                        786,500
    60,000 Cole National Corporation (a)                       645,000
                                                           -----------
                                                             1,431,500
 OTHER CONSUMER GOODS & SERVICES--7.4%
    15,000 First Brands Corporation                            740,625
    50,000 Justin Industries, Inc.                             543,750
    30,000 JUNO Lighting Inc.                                  487,500
    30,000 Arctco Inc.                                         333,750
                                                           -----------
                                                             2,105,625
 BANKS--12.8%
    40,000 Harbor Federal Savings Bank                         990,000
    40,000 Northwest Savings Bank                              935,000
    45,000 Peoples Bank of Bridgeport Conn                     894,375
    35,500 Pocahontas Federal Savings & Loan Association       568,000
    18,000 Savings Bank of Finger Lakes                        297,000
                                                           -----------
                                                             3,684,375
 INSURANCE--9.9%
    54,200 Amerin Guaranty Corporation                       1,402,425
    40,000 CapMAC Holdings Inc.                                910,000
    40,000 Life Partners Group, Inc.                           525,000
                                                           -----------
                                                             2,837,425
 OTHER FINANCIAL--1.8%
    34,000 Duff & Phelps Credit Rating Co.                     522,750
 BROADCASTING & PUBLISHING--8.7%
    40,000 Big Flower Press Holdings, Inc.                     600,000
    24,000 Lee Enterprises, Incorporated                       501,000
    40,000 Jones Intercable, Inc. (a)                          495,000
   105,000 Graff Pay-Per-View Inc.                             472,500
    45,000 Granite Broadcasting Corporation                    430,313
                                                           -----------
                                                             2,498,813
 MANAGED CARE SERVICES--1.6%
    50,000 Healthcare Services Group, Inc.                     468,750

THE OAKMARK SMALL CAP FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
 Small Cap

 Shares                                                          Market
 Held                        Common Stocks                        Value
---------------------------------------------------------------------------
 MACHINERY AND METAL PROCESSING--14.8%
    36,000 Kysor Industrial Corporation                        $   873,000
    50,000 The Carbide/Graphite Group, Inc.                        800,000
    40,000 Matthews International Corporation                      860,000
   100,000 Sudbury, Inc.                                           812,500
    50,000 Northwest Pipe Company                                  575,000
    35,000 Stimsonite Corporation                                  319,375
                                                               -----------
                                                                 4,239,875
 OTHER INDUSTRIAL GOODS & SERVICES--19.2%
    70,700 SPX Corporation                                       1,042,825
    50,000 Amtrol Inc.                                             825,000
    20,000 Fisher Scientific International Inc.                    705,000
    60,000 Rexene Corporation                                      637,500
   100,000 Dorsey Trailers, Inc.                                   525,000
    50,000 Griffon Corporation (a)                                 462,500
    40,000 Barefoot Inc.                                           450,000
   100,000 Repap Enterprises Incorporated                          443,750
    35,000 Offshore Logistics, Inc.                                437,500
                                                               -----------
                                                                 5,529,075
 COMMERCIAL REAL ESTATE--2.0%
    80,000 Catellus Development Corporation (a)                    580,000
 DIVERSIFIED CONGLOMERATES--3.1%
    50,000 U.S. Industries, Inc.                                   900,000
 FIXED INCOME--2.9%
 CORPORATE BONDS
 3,000,000 Harrah's Jazz Bonds 14.25% 11/15/2001                   832,500
           TOTAL CORPORATE BONDS                                   832,500
                                                               ===========
 SHORT TERM INVESTMENTS
 Principal
 Value                    Repurchase Agreement
---------------------------------------------------------------------------
 1,533,000 State Street Bank Repurchase Agreement, 5.50% Due
           02/01/1996 (Collateralized by US Treasury
           Obligations)                                          1,533,000
           TOTAL SHORT TERM--5.3%                                1,533,000
 Total Investments--101.6%                                      29,188,688
 Other liabilities, less other assets--(1.6%)                     (463,438)
           TOTAL NET ASSETS--100%                              $28,725,250
                                                               ===========

----------
Notes:
(a)Non-income producing security.

 Balanced
THE OAKMARK BALANCED FUND
RESULTS FROM NOVEMBER 1, 1995 (INCEPTION) THRU JANUARY 31, 1996*

The Oakmark Balanced Fund.................................................  2.9%
Lipper Balanced Fund Comp.................................................  6.4%
Value Line................................................................  5.4%
S&P 500................................................................... 10.0%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 Balanced Funds. The Value Line index is an unweighted average of more than 1,000 stocks. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER

  Greetings from The Oakmark Balanced Fund! The goal for The Balanced Fund is to produce attractive rates of return with attention to preservation of capital and current income.

  Our investment philosophy is based on the simple observation that purchasing something for less than it is worth is usually a good thing to do. It is even better when that something is actually a business where people are working hard to make the enterprise value grow. We do not put much faith in prognostications about the future, so we will only pay for what we can measure right now. And, we place great importance in the attitude of corporate managers toward their responsibilities. We invest only where we are comfortable that management acts as if their shareholders are their partners.

  My colleague Robert Sanborn of The Oakmark Fund has discussed our corporate investment philosophy in detail in previous shareholder letters. The Balanced Fund adheres to the same philosophy. (In fact, 90% of the equities in The Balanced Fund are also held in The Oakmark Fund or The Oakmark Small Cap Fund.) Rather than elaborate on philosophy, it is important that this inaugural report describe our concept of a balanced fund.

  1) A balanced fund is an integrated unit. In The Oakmark Balanced Fund we blend together different types of assets to achieve your investment goals. Often investors understand balanced portfolios to be an aggregation of independent segments. We disagree. The component parts of The Oakmark Balanced Fund should work together like the sections of a finely tuned orchestra.

  2) The stocks we buy affect our choices of fixed income holdings. Nothing is done in a vacuum. If the Fund's allocation to equities is high, we will orient the fixed income allocation to Treasury notes. Each security in the Fund competes with all other holdings.

  3) Our ability to find attractive investment opportunities drives the Fund's asset allocation. Our investing process moves from the bottom up. If we find good stock ideas to be plentiful, the Fund's allocation to

 Balanced
equities will approach the fully invested position of 65%. Or, if we determine that corporate bonds offer compelling rates of return, we will emphasize that sector. We do, however, intend to keep at least 25% of the portfolio invested in US Treasury issues.

  4) We do not equate volatility with risk. The academic community describes risk by measuring how much the price of a security fluctuates--both down and up. I think of risk as the probability of losing money in an investment. My focus is to minimize the Fund's downside risk while positioning the portfolio to capture upside volatility.

CURRENT PORTFOLIO

  Clients often ask us our opinions concerning politics, the economy, and other "big picture" items. Harris Associates investment personnel are knowledgeable in these areas, but we prefer to talk about securities. I expect to review interesting issues in the portfolio as a regular feature of these reports.

  Your portfolio betrays some of the biases of the portfolio manager. Of the twenty companies which have stocks represented in the Fund, three are headquartered in Pittsburgh, my birthplace. Amsco International, which makes sterilizing equipment for hospitals, announced an agreement to merge with Steris Corp. soon after we purchased our holding. Heinz is an above average company with strong growth prospects but only an average stock market valuation. Mellon Bank is attractive because the market prices the stock like other regional banks even though a large portion of the company's earnings derive from investment management activities.

  The equity portfolio has a large commitment to the media industry. This does not merely reflect the fact that I analyzed media stocks for many years. We believe that issues in the newspaper and cable TV industries are significantly undervalued. Many newspaper company stocks have only recently exceeded their 1987 highs even though their earnings have shown solid growth. As well, cable TV companies have suffered the impact of unfavorable regulation for the last two years; recent events in Washington suggest a trend improvement.

  We are pleased that the market, despite its elevated level, continues to offer the opportunity to buy shares of good businesses at good prices. This is particularly important to me because my wife and I are the Fund's largest shareholders. (At Harris Associates we believe in eating our own cooking.)

  Feel free to write or E-mail me with your questions or comments. Welcome to the Fund.

                                                               CLYDE S. MCGREGOR
                                                               Portfolio Manager
                                                                   hacsm@aol.com
                                                                  March 11, 1996

THE OAKMARK BALANCED FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996
 Balanced

 Number of Shares or Principal
 Amount                             Market Value
------------------------------------------------
EQUITY & EQUIVALENTS--52.2%
FOOD & BEVERAGE--3.4%
   7,650 H.J. Heinz Company          $  262,968

RETAIL--2.7%
         Federated Department
         Stores, Inc. Convertible
 210,000 5% 10/1/03                     208,950

OTHER CONSUMER GOODS AND SERVICES--16.1%
  16,800 JUNO Lighting Inc.             273,000
  10,800 Promus Hotel Corporation       270,000
   6,900 The Black & Decker
         Corporation                    233,737
  19,000 Arctco Inc.                    211,375
   2,900 The Goodyear Tire &
         Rubber Company                 138,838
   2,500 Polaroid                       112,188
                                     ----------
                                      1,239,138

BANKS--3.3%
   4,800 Mellon Bank Corporation        254,400

OTHER FINANCIAL--2.7%
   4,000 First USA, Inc.                208,500
BROADCASTING AND PUBLISHING--11.0%
  12,600 US West Media Group            266,175
   3,700 Knight-Ridder, Inc.            245,588
   9,600 Lee Enterprises,
         Incorporated                   200,400
   4,600 Cablevision Systems
         Corporation Convertible
         Preferred                      130,525
                                     ----------
                                        842,688
MEDICAL PRODUCTS--2.9%
  15,600 Amsco International,
         Inc.                           222,300
AEROSPACE & DEFENSE--3.2%
   2,800 McDonnell Douglas
         Corporation                    249,200

OTHER INDUSTRIAL GOODS AND SERVICES-- 6.9%
  13,300 US Industries, Inc.            239,400
   7,800 The Geon Company               218,400
   2,500 Exide Corporation               71,250
                                     ----------
                                        529,050
         TOTAL EQUITY &
         EQUIVALENTS                  4,017,193

FIXED INCOME--33.2%
PREFERRED STOCKS--4.0%
   2,900 Tele-Communications,
         Inc. Preferred Jr. Cl B
         6%                             204,450
   4,010 Everen Capital
         Corporation Preferred
         Series A                        99,749
                                     ----------
                                        304,199

THE OAKMARK BALANCED FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
 Balanced

 Number of Shares or Principal Amount       Market Value
--------------------------------------------------------
CORPORATE BONDS--5.4%
 150,000 Midland Funding Corp. 11, 11.75%
         due 7/23/05                         $  156,375
 100,000 The Vons Companies, Inc. 9.625%
         4/1/02                                 106,250
 100,000 Coltec Industries, Inc. 9.75%
         due 4/1/00                             103,500
 190,000 Harrah's Jazz 14.25%
         11/15/01                                52,725
                                             ----------
                                                418,851

U.S. TREASURIES--23.8%
 600,000 US Treasury Note, 6.0%
         due 10/15/99                           617,358
 600,000 US Treasury Note, 6.125%
         due 5/31/97                            609,012
 600,000 US Treasury Note, 5.25%
         due 7/31/98                            603,342
                                             ----------
                                              1,829,712
         TOTAL FIXED INCOME                  $2,552,762

REPURCHASE AGREEMENTS--13.5%
 State Street Bank Repurchase Agreement,
  5.5% due 2/1/96                             1,035,000
 (Collateralized by US Treasury Obliga-
  tions)
 TOTAL REPURCHASE AGREEMENTS                  1,035,000
 TOTAL INVESTMENTS--98.9%                     7,604,955
 ASSETS, LESS OTHER LIABILITIES--1.1%            80,985
                                             ----------
         TOTAL NET ASSETS--100%              $7,685,940
                                             ==========

                           International
  THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS
                    INCEPTION (9/30/92) TO PRESENT (1/31/96)
             AS COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX.


                             [GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

1/31/96 NAV $13.24

                                                   Average Annual Total Return*
                                                          Through 1/31/96
                                                   ----------------------------------
                         Total Return Total Return                    From Inception
                         Last 3 mos.  Last 6 mos.  From 1/31/95           9/30/92
                         ------------ ------------ --------------     ---------------
OAKMARK INTERNATIONAL       10.8%         4.8%                 18.6%               15.7%
Morgan Stanley World ex
 U.S.*                       7.5%         2.7%                 16.7%               13.6%
Morgan Stanley EAFE*         7.4%         2.5%                 16.1%               13.7%
Lipper Analytical
 International
 Fund Average*               5.7%         3.5%                 17.7%               13.5%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future performance.

THE OAKMARK INTERNATIONAL FUND
REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

Dear Fellow Shareholders:

  We are pleased to report that the Fund has started 1996 with a strong first fiscal quarter return of +10.8%:

  . This return compares favorably to its peer group and the respective country indices.

  . More importantly, your Fund's performance since inception (9/30/92) rates well against all benchmarks, RETURNING OVER 62% VERSUS THE LIPPER AVERAGE OF 52% AND AN EAFE RETURN OF 53%.

                           International

  As always, we encourage shareholder inquiries and we would like to share our responses to some of the most frequently asked questions.

ANSWERS TO YOUR MOST FREQUENTLY ASKED QUESTIONS

  1. WHY DID THE FUND RETURN 8.5% LAST YEAR WHEN MOST DOMESTIC FUNDS RETURNED BETWEEN 25-40%?

  Consider the most important performance period--our "since inception" return; looking over the longer term, you can see that our Fund is doing very well.

  Last year was a banner year for the US market, while most foreign markets significantly underperformed the US market. Remember, our mandate is to invest outside the US. More importantly, we are confident of the future--and your future returns--given the attractiveness of our current portfolio in terms of value.

  2. WHAT WILL HAPPEN IN 1997 WHEN HONG KONG'S SOVEREIGNTY REVERTS TO CHINA?

  Although theories abound, here's ours:

  THERE WILL BE GREATER INTERACTION BETWEEN HONG KONG AND CHINA ON EVERY CONCEIVABLE FRONT. From a positive perspective, this will mean:

  . Hong Kong will be the center of economic attention for China's most vibrant area: the South.

  . Hong Kong will benefit from more opportunities for business, trade, and economic activity.

  From a negative perspective, this will mean:

  . Hong Kong's society, one of the world's freest from an economic perspective, will find freedoms muted--AT LEAST TEMPORARILY WHILE CHINA ASSESSES ITS BEHAVIOR TOWARDS AND RELATIONSHIP TO THIS AREA.

  From a long-term perspective, we believe China's sovereignty in Hong Kong will mean that expected short-term anxieties will translate into long-term gains if private property rights are respected.

  3. WITH ALL OF THE NEW COMPETITION IN THE MEXICAN TELECOMMUNICATIONS MARKET ON ITS WAY, IS TELMEX STILL AN ATTRACTIVE STOCK?

  Despite regional volatility and new competition, Telmex remains an excellent investment. The company has prepared itself to meet future challenges by spending billions of dollars on new equipment over the last five years as well as creating alliances with other telecom companies. Given the growth potential of the market, there is room for other players.

  Most importantly, the stock is cheap and the company is well-managed. Management has used the massive free cash flow it is generating to benefit shareholders.

                           International

  4. WHY SO LITTLE IN THE JAPANESE MARKET?

  We continue to spend a good deal of time searching for Japanese companies which meet our criteria, but it remains difficult. The majority of Japanese companies appear either systematically overvalued or not managed for the benefit of shareholders. Most have a miserable record of allocating resources properly to build value for shareholders.

  One company which does meet both our quantitative and qualitative criteria is Kyocera, a manufacturer of ceramic components and electronic parts.

  5. WHAT IS THE FUND'S LARGEST HOLDING AND WHY?

  Just over 6% of the Fund's assets are invested in Cordiant Plc. Cordiant is the parent company of two of the world's largest global advertising networks:
Saatchi and Saatchi Advertising Worldwide and Bates Advertising Worldwide.

  Though the company has gone through some turmoil since the board and its shareholders dismissed its founders, we're confident the stock will begin to move up strongly; this growth will reflect management's well-focused efforts to fortify the corporation by:

  . hiring new and talented personnel.

  . refinancing so that the corporation is now debt free on a net basis.

  . reinforcing a new spirit of cooperation that has resulted in new business.

  Next quarter, we'll return to the "Traveler's Log."

                                                                    DAVID HERRO
                                                                  MICHAEL WELSH
                                                             Portfolio Managers
                                                       72242.772@Compuserve.com
                                                              February 26, 1996

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996
                           International

Number of Shares
or Principal Amount                                Description        Market Value
   -------------------------------------------------------------------------------
    COMMON STOCKS--94.8%
    CONSUMER NON-DURABLES--5.6%
    85,828,000 Yue Yuen Industrial
                (Holdings) Limited (Hong     Athletic Footwear
                Kong)                         Manufacturing           $ 21,756,148
        83,733 Chargeurs S.A. (France)       Entertainment & Wool
                                              Production Holding
                                              Company                   19,231,845
       120,825 Adidas AG (Germany)           Athletic Footwear &
                                              Sportswear
                                              Manufacturing              6,899,647
                                                                      ------------
                                                                        47,887,640
    FOOD--4.8%
    11,750,700 Lion Nathan Limited (New
                Zealand)                     New Zealand Brewer         27,601,254
     4,939,000 Leong Hup Holdings Berhad
                (Malaysia)                   Major Poultry Operation
                                              in Malaysia and KFC
                                              Operator                   9,219,518
        36,970 Lotte Chilsong Beverage
                (Korea)                      Manufacturer of Soft
                                              Drinks, Juices, & Sport
                                              Drinks                     4,312,578
                                                                      ------------
                                                                        41,133,350
    HOUSEHOLD PRODUCTS--2.3%
     1,715,853 Reckitt & Colman PLC (Great   Household Cleaners and
                Britain)                      Air Fresheners            17,953,890
     1,155,600 London International Group
                PLC (Great Britain)          Latex Products              2,163,587
                                                                      ------------
                                                                        20,117,477
    RETAIL--4.6%
    19,821,000 Giordano Holdings Limited
                (Hong Kong)                  East Asian Clothing
                                              Retailer & Manufacturer   19,097,598
       462,900 Macintosh (Netherlands)       Non-Food Specialty
                                              Retailer                  11,374,828
    16,702,189 Alparagatas Sociedad
                Anonima Industrial Y
                Comercial (Argentina)        Textiles and Footwear       9,353,226
                                                                      ------------
                                                                        39,825,652
    TELECOMMUNICATIONS--6.8%
       940,100 Telefonos de Mexico, S.A.
                de C.V.
                (Mexico) (b)                 Telephone                  31,845,888
       835,000 Telefonica (Spain)            Telephone                  12,243,207
       908,500 Call Net Enterprises, Inc.
                Common (Canada)(a)           Telecommunications          8,098,032
       722,500 Call Net Enterprises, Inc.
                Class B (Canada)(a)          Telecommunications          6,505,811
                                                                      ------------
                                                                        58,692,938

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
                           International

Number of Shares
or Principal Amount                                Description        Market Value
   -------------------------------------------------------------------------------
    TRANSPORTATION--6.2%
     1,829,000 AB Volvo (Sweden)             Automobiles and Trucks   $ 34,221,359
     3,634,637 CIADEA S.A. (Argentina)(a)
                                             Assembler and
                                              Distributor of
                                              Automobiles               19,081,846
                                                                      ------------
                                                                        53,303,205
    OIL AND NATURAL GAS--3.4%
     1,281,200 YPF Sociedad Anonima
                (Argentina) (b)              Exploration, Production
                                              and Marketing             28,987,150
    ELECTRIC--2.2%
     3,443,230 Union Electrica Fenosa S.A.
                (Spain)                      Spanish Electric Utility   18,850,100
    BANKS--11.2%
     1,680,480 Banco Espirito Santo E
                Comercial de Lisboa, S.A.
                (Portugal)                   Portuguese Bank            25,442,872
     1,216,850 Svenska Handelsbanken
                (Sweden)                     Largest Swedish Bank       22,942,911
       113,793 Banco Popular Espanol         Fourth-Largest Spanish
                (Spain)                       Bank                      20,357,422
     1,984,826 Banco de Galicia Y Buenos
                Aires (Argentina)            Argentinian Bank           12,802,128
    30,685,000 Grupo Financiero Bancomer,
                S.A. De C.V. (GFB)(a)--      Large Mexican Financial
                Series B (Mexico)            Group                      12,728,593
     6,129,630 Grupo Financiero Bancomer,
                S.A. De C.V. (GFB)(a)--      Large Mexican Financial
                Series L (Mexico)             Group                      2,295,000
                                                                      ------------
                                                                        96,568,926
    INVESTMENT COMPANIES--.6%
     6,000,000 The Central European Growth
                Fund PLC (Great Britain)
                                             Diversified, Closed-End
                                              Fund Investing in
                                              Central Europe             5,027,933
    COMPUTER SYSTEMS--2.2%
     1,334,500 Scitex Corporation Limited
                (Israel) (b)                 Color Pre-Press Systems    18,683,000
    MARKETING SERVICES--6.7%
    35,708,656 Cordiant PLC (Great           Global Advertising
                Britain)(a)                   Agency                    57,690,264

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
                           International

Number of Shares
or Principal Amount                                Description        Market Value
   -------------------------------------------------------------------------------
    AEROSPACE--7.6%
     7,848,737 Rolls-Royce Public Limited
                Company (Great Britain)      Jet Engines              $ 24,175,485
     6,748,000 Hong Kong Aircraft
                Engineering Company
                Limited (Hong Kong)          Commercial Aircraft
                                              Overhaul and
                                              Maintenance               21,032,410
     1,529,666 British Aerospace Public
                Limited Company (Great
                Britain)                     Defense Products           20,601,873
                                                                      ------------
                                                                        65,809,768
    COMPONENTS--2.0%
     6,685,000 Varitronix International
                Holdings Limited (Hong
                Kong)                        Liquid Crystal Displays    13,573,692
        35,000 Kyocera Corporation (Japan)   Electronic Components       2,485,730
     1,840,000 Chen Hsong Holdings Limited
                (Hong Kong)                  Plastic Injection
                                              Mouldings Machines         1,070,847
                                                                      ------------
                                                                        17,130,269
    FORESTRY PRODUCTS--5.1%
     2,473,600 Asia Pulp & Paper Company
                Ltd (Indonesia)(a)
                                             Paper & Packaging
                                              Products in Asia          24,117,600
       440,700 Mo och Domsjo AB (Sweden)     Paper, Pulp, Timber        19,028,497
       144,000 Empaques Ponderosa, S.A.
                (Mexico)(a)                  Boxboard                      362,667
                                                                      ------------
                                                                        43,508,764
    MACHINERY AND METAL PROCESSING--1.7%
       223,298 Strafor Facom (France)        Metal Processing, Office
                                              Equipment, Mining Tools   13,308,487
     7,880,000 Iochpe-Maxion (Brazil)        Agricultural Machinery
                                              and Automotive Parts       1,329,312
                                                                      ------------
                                                                        14,637,799
    MINING AND BUILDING MATERIALS--3.2%
     9,780,923 Pioneer International         Concrete Products,
                (Australia)                   Aggregates                27,462,635

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED)
                           International

Number of Shares
or Principal Amount                               Description        Market Value
   ------------------------------------------------------------------------------
    OTHER INDUSTRIAL GOODS AND SERVICES--12.9%
    26,663,700 Usiminas (Brazil)            Steel Production         $ 30,531,994
     2,520,000 Avesta Sheffield (Sweden)    Stainless Steel            20,673,575
       698,200 EVC International NV
                (Netherlands)               Western European PVC
                                             manufacturer              19,667,606
        90,699 ECCO S.A. (France)           Temporary Services
                                             Provider                  15,761,252
       109,000 Kone Corporation (Finland)   Elevators                   8,415,696
       700,966 Tung-Ho Steel Enterprise
                Corp. (Taiwan)(a)           Major Taiwanese
                                             Manufacturer of Steel
                                             Bars and H-Beams           6,769,229
       146,597 Groupe Legris Industries
                (France)                    Europe's Leading Crane
                                             Manufacturer               5,458,917
    14,040,000 Lamex Holdings Limited
                (Hong Kong)                 Hong Kong's Largest
                                             Office Furniture
                                             Supplier                   4,312,485
                                                                     ------------
                                                                      111,590,754
    SHIPBUILDING--3.7%
     1,040,110 Kvaerner (Norway)            Shipbuilding and
                                             Engineering               32,061,790
    REAL ESTATE AND CONTRUCTION--2.0%
       108,732 Hollandsche Beton Groep nv
                (Netherlands)               Construction               16,813,219
                                                                     ------------
    TOTAL COMMON STOCKS                                              $815,782,633

SHORT TERM INVESTMENTS
State Street Bank Repurchase Agreement, 5.5% due 02/01/96
 (Collateralized by U.S. Treasury Obligations)                         20,771,000
Ford Motor Credit Corp., 5.41% - 5.42% due 02/01/96-02/05/96           14,000,000
TOTAL SHORT TERM--4.0%                                                 34,771,000
TOTAL INVESTMENTS--98.8%                                             $850,553,633
OTHER ASSETS--1.2%
OTHER ASSETS LESS OTHER LIABILITIES (c)                                10,634,071
TOTAL NET ASSETS--100%                                               $861,187,704
                                                                     ============

----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Includes portfolio and transaction hedges.
For the Fund's fiscal year ending October 31, 1995 the portfolio turnover was 27% and the Fund's expense ratio was 1.40%.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--JANUARY 31, 1996
                           International

                                                      % of Fund
                                                         Net
Country                                                Assets
---------------------------------------------------------------
ARGENTINA                                                8.2%
 Alparagatas Sociedad Anonima Industrial Y Comercial
 Banco de Galicia Y Buenos Aires
 CIADEA S.A.
 YPF Sociedad Anonima
AUSTRALIA                                                3.2%
 Pioneer International
BRAZIL                                                   3.7%
 Iochpe-Maxion
 Usiminas
CANADA                                                   1.7%
 Call Net Enterprises Inc. Class B
 Call Net Enterprises Inc. Common
CENTRAL EUROPE                                           0.6%
 The Central European Growth Fund PLC
FINLAND                                                  1.0%
 Kone Corporation
FRANCE                                                   6.2%
 Chargeurs S.A.
 Ecco S.A.
 Groupe Legris Industries
 Strafor Facom
GERMANY                                                  0.8%
 Adidas AG
GREAT BRITAIN                                           14.2%
 British Aerospace Public Limited Company
 Cordiant PLC
 London International Group PLC
 Reckitt & Colman PLC
 Rolls Royce Public Limited Company
HONG KONG                                                9.4%
 Chen Hsong Holdings Limited
 Giordano Holdings Limited
 Hong Kong Aircraft Engineering Company Limited
 Lamex Holdings Limited
 Varitronix International Holdings Limited
 Yue Yuen Industrial (Holdings) Limited
INDONESIA
 Asia Pulp & Paper Company Ltd                           2.8%
ISRAEL                                                   2.2%
 Scitex Corporation Limited
JAPAN                                                    0.3%
 Kyocera Corporation

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--JANUARY 31, 1996
                           International

                                                          % of Fund
                                                             Net
Country                                                    Assets
-------------------------------------------------------------------
KOREA
 Lotte Chilsung Beverage                                     0.5%
MALAYSIA
 Leong Hup Holdings Berhad                                   1.1%
MEXICO                                                       5.5%
 Empaques Ponderosa, S.A.
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)--Series B
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)--Series L
 Telefonos de Mexico, S.A. de C.V.
NETHERLANDS                                                  5.6%
 EVC International NV
 Hollandsche Beton Groep nv
 Macintosh
NEW ZEALAND                                                  3.2%
 Lion Nathan Limited
NORWAY                                                       3.7%
 Kvaerner
PORTUGAL                                                     3.0%
 Banco Espirito Santo E Comercial de Lisboa, S.A.
SPAIN                                                        6.0%
 Banco Popular Espanol
 Telefonica
 Union Electrica Fenosa S.A.
SWEDEN                                                      11.2%
 Avesta Sheffield
 Mo och Domsjo AB
 Svenska Handelsbanken
 AB Volvo
TAIWAN
 Tung-Ho Steel Enterprise Corp.                              0.8%

    int'l emerging value
THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
RESULTS FROM NOVEMBER 1, 1995 (INCEPTION) THRU JANUARY 31, 1996*

The Oakmark Int'l Emerging Value Fund...................................... 5.3%
Morgan Stanley World ex U.S................................................ 7.5%
Lipper Analytical International Fund Average............................... 5.7%
Lipper Emerging Market Fund Index.......................................... 8.2%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. The Lipper Emerging Market Fund Index is comprised of 10 Emerging Market Funds. Past performance is no guarantee of future results.

REPORT FROM DAVID G. HERRO AND ADAM D. SCHOR, PORTFOLIO MANAGERS

  Welcome to The Oakmark International Emerging Value Fund's inaugural report. We are gratified by our appreciation of 5.35 percent and are even more enthused about our Fund's long-term potential.

WHAT IS EMERGING VALUE?

  And where is it? We buy emerging companies, not countries. The fund is not an emerging markets fund; at quarter end roughly half of our positions were in developed markets. The companies we buy are either small capitalization stocks in developed markets or companies of any size in emerging markets.

  Some companies we like are small but have strong competitive advantages. Others are larger and well-established, but are emerging as their home countries develop. Examples of both are:

  . Asia Pulp and Paper of Indonesia supplies the fastest growing paper market in the world.

  . Cemig, a Brazilian utility, is exploiting the strong electricity demand in its economically revitalized country.

  . Israel-based Nice Systems produces leading-edge telephone recording technology.

  . The management of France's Fives-Lille is creating value by restructuring and selling peripheral businesses.

  The Emerging Value Fund offers us the opportunity to buy these companies--and others offering similar values--and put them in a focused fund.

    int'l emerging value

  We believe that these stocks are more inefficiently priced than larger or more well-followed international stocks. We can buy our type of company at an excessive discount to its true net worth. There is little or no brokerage firm coverage of these companies because they do not trade in big volumes. Brokerage firms can't make enough money trading the stocks to justify analyzing them. They are off the beaten path or run by low-key managements focused on making money and not courting international markets.

  We are confident that the market will eventually recognize the economic value of these companies, and the prices will rise.

BOTTOM LINE

  We believe that the best way to profit from these opportunities is through the disciplined, bottom-up value philosophy we use in the other Oakmark funds. We look at a company's value as it evolves and compare it to the market price, which we know will bounce and dance before finally reconciling with business value.

  So, with this new fund and our old philosophy, we head out to search for emerging value. Our search will take us around the world to motorcycle plants in India or chemical works in the desert of Israel. And, less exotically, our search will take us to the crowded office buildings of Frankfort and Paris and Tokyo. Wherever we go, we will search for companies not properly priced by the market, buy them and watch as the value emerges.

                                                                    DAVID HERRO
                                                                     ADAM SCHOR
                                                       72242.722@compuserve.com
                                                                  oakix@aol.com
                                                             Portfolio Managers
                                                                 February, 1996

THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED) int'l emerging value

 Number of                                                             Market
   Shares                                     Description               Value
-------------------------------------------------------------------------------
COMMON STOCKS--93.4%
CONSUMER NON-DURABLES--3.0%
    550,000 PT Polysindo Eka       Integrated Textile Manufacturer
             Perkasa (Indonesia)                                      $ 299,956
FOOD--6.4%
  1,459,000 Grupo Herdez, SA de    Manufacturer and Distributor of
             CV (Mexico)            Bottled and Canned Food             436,226
     10,943 Soproni Sorgy AR RT    Hungarian Brewer
             (Hungary)                                                  197,772
                                                                      ---------
                                                                        633,998

HOUSEHOLD PRODUCTS--4.3%
      1,000 WMF (Germany)          Tableware and Kitchenware            214,981
     11,250 N.V. Koninklijke       Bathroom Products
             Sphinx Gustavsberg
             (Netherlands)                                              213,066
                                                                      ---------
                                                                        428,047

OTHER CONSUMER GOODS & SERVICES--4.3%
    155,000 Vardon PLC (Great      Bingo Clubs
             Britain)                                                   273,819
     92,417 Fyffes (Ireland)       Distributor of Fresh Fruit,
                                    Flowers and Produce in Europe       160,486
                                                                      ---------
                                                                        434,305

PHARMACEUTICAL--2.2%
      7,000 Egis Gygogyszergyar    Hungarian Pharmaceutical Company
             (Hungary)                                                  217,016

TELECOMMUNICATIONS--2.7%
      7,850 Telefonos de Mexico,   Telephone
             S.A. de C.V.
             (Mexico) (b)                                               265,919
TRANSPORTATION--3.3%
     62,750 CIADEA S.A.            Assembler and Distributor of
             (Argentina)            Automobiles                         329,438

OIL AND NATURAL GAS--4.9%
      6,200 Geophysique (France)   Oil Services Company                 283,592
      9,000 YPF Sociedad Anonima   Exploration, Production and
             (Argentina) (b)        Marketing                           203,625
                                                                      ---------
                                                                        487,217

ELECTRIC--3.1%
 12,500,000 Cemig (Brazil)         Electric Utility                     311,829

THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED) int'l emerging value

 Number of                                                            Market
   Shares                                    Description              Value
------------------------------------------------------------------------------
OTHER FINANCIAL--2.8%
    171,000 C.E. Heath             Insurance and Reinsurance
             International          Broker
             Holdings Limited
             (Australia)                                            $  282,729
BANKS--0.0%
  8,800,000 Banco Nacional S.A.    Brazilian Bank
             (Brazil)*                                                       0

COMPUTER SYSTEMS--5.7%
     30,000 Nice Systems Ltd.      Voice Logging Systems
             (Israel)                                                  311,250
    410,000 Aztech (Singapore)     Design and Produce Multimedia
                                    Computing Products                 255,618
                                                                    ----------
                                                                       566,868
MARKETING SERVICES--3.7%
    230,000 Cordiant PLC (Great    Global Advertising Agency
             Britain)                                                  371,584

BROADCASTING & PUBLISHING--3.5%
     16,200 Moffat Communications  Owner and Operator of
             Limited (Canada)       Television Stations and Cable
                                    Systems                            185,658
    374,000 Oriental Press Group   Newspaper Publisher
             Ltd. (Hong Kong)                                          163,246
                                                                    ----------
                                                                       348,904

COMPONENTS--6.7%
     11,800 Tower Semiconductor    Semiconductors
             Ltd. (Israel)                                             241,901
    440,000 Barlo Group plc        Manufacturer of Radiators and
             (Ireland)              Industrial Plastics                220,275
    125,000 Pentex Schweizer       Manufacturer and Marketer of
             Circuits Limited       Printed Circuit Boards
             (Singapore)                                               210,461
                                                                    ----------
                                                                       672,637

FORESTRY PRODUCTS--3.3%
     34,000 Asia Pulp & Paper      Paper & Packaging Products in
             Company Ltd            Asia                               331,500
             (Indonesia)
MACHINERY AND(METAL PROCESSING--6.4%
      3,125 Groupe Fives-Lille     Builder of Heavy Machinery
             (France)                                                  280,992
     51,000 Steel & Tube Holdings  Produces and Distributes Steel
             Limited (New
             Zealand)                                                  257,437
    576,000 Iochpe-Maxion          Manufacturer of Auto Parts and
             (Brazil)               Farm Machinery                      97,168
                                                                    ----------
                                                                       635,597

MINING AND BUILDING MATERIALS--6.5%
     39,100 Grupo Uralita (Spain)  Manufacturers of Building
                                    Products and Chemicals             353,642
      7,050 Asia Cement            Large Cement Manufacturer in
             Manufacturing Co.      Japan
             (Korea)                                                   292,684
                                                                    ----------
                                                                       646,326

----------
*On November 10, 1995, the Comissao de Valores Mobiliarios suspended trading in Banco Nacional. The Central Bank of Brazil is in the process of appraising the assets and liabilities of Banco Nacional to determine the value, if any, of its equity. To date, this matter has not been resolved. The shares held by the Fund are valued at zero as determined by the pricing committee of the Board of Trustees.

THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED) int'l emerging value

 Number of                                                           Market
   Shares                                   Description              Value
------------------------------------------------------------------------------
OTHER INDUSTRIAL GOODS AND SERVICES--13.5%
    157,400 Sanford Limited (New   Owns and Manages Fisheries
             Zealand)                                              $  354,886
     11,500 EVC International NV   Western European PVC
             (Netherlands)          manufacturer                      323,944
     71,000 Wattyl (Australia)     Paint Company                      293,476
        745 SwissLog Holding AG    Logistics Services
             (Switzerland)                                            200,953
      7,000 Fukuda Denshi Co.,     Medical Products Manufacturer
             Ltd. (Japan)           and Distributor                   179,470
                                                                   ----------
                                                                    1,352,729

PRODUCTION EQUIPMENT--5.6%
    114,300 Danieli (Italy)        Steel Mini-Mills Equipment         362,137
     34,500 Powerscreen            Manufacturer of Industrial
             International PLC      Equipment
             (Great Britain)                                          198,988
                                                                   ----------
                                                                      561,125

REAL ESTATE AND CONSTRUCTION--1.5%
      2,200 Bau Holdings           Construction
             (Austria)                                                134,524
     12,500 Christiani & Nielsen   Structural and Civil
             (Thailand)             Engineering Contractor             12,949
      9,679 Christiani & Nielsen   Structural and Civil
             Rights (Thailand)      Engineering Contractor              6,207
                                                                   ----------
                                                                      153,680
 TOTAL COMMON STOCKS                                               $9,331,404

SHORT TERM INVESTMENTS--8.2%
    821,000 State Street
             Repurchase
             Agreement, 5.5% due
             2/1/96
             (Collateralized by
             U.S. Treasury
             Obligations)                                             821,000
 TOTAL SHORT TERM INVESTMENTS                                         821,000
 TOTAL INVESTMENTS--101.6%                                         10,152,404
 OTHER LIABILITIES, LESS OTHER ASSETS--(1.6%) (c)                    (164,358)
 TOTAL NET ASSETS--100%                                            $9,988,046
                                                                   ==========

----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Includes portfolio and transaction hedges.

THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED) int'l emerging value

                                            % of Fund
                                               Net
Country                                      Assets
-----------------------------------------------------
ARGENTINA                                     5.3%
 CIADEA S.A.
 YPF Sociedad Anonima
AUSTRALIA                                     5.8%
 C.E. Heath International Holdings Limited
 Wattyl
AUSTRIA                                       1.3%
 Bau Holdings
BRAZIL                                        4.1%
 Banco Nacional S.A.
 Cemig
 Iochpe-Maxion
CANADA                                        1.9%
 Moffat Communications Limited
FRANCE                                        5.7%
 Geophysique
 Groupe Fives-Lille
GERMANY                                       2.2%
 WMF
GREAT BRITAIN                                 8.5%
 Cordiant PLC
 Powerscreen International PLC
 Vardon PLC
HONG KONG                                     1.6%
 Oriental Press Group Ltd.
HUNGARY                                       4.2%
 Egis Gyogyszergyar
 Soproni Sorgyar AR RT
INDONESIA
 Asia Pulp & Paper Company Ltd                6.3%
 PT Polysindo Eka Perkasa
IRELAND                                       3.8%
 Barlo Group plc
 Fyffes
ISRAEL                                        5.5%
 Nice Systems Ltd.
 Tower Semiconductor Ltd.
ITALY                                         3.6%
 Danieli
JAPAN                                         1.8%
 Fukuda Denshi Co., Ltd.

THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
SCHEDULE OF INVESTMENTS--JANUARY 31, 1996 (CONTINUED) int'l emerging value

                                      % of Fund
                                         Net
Country                                Assets
-----------------------------------------------
KOREA
 Asia Cement Manufacturing Co.          2.9%
MEXICO                                  7.0%
 Grupo Herdez, SA de CV
 Telefonos de Mexico, S.A. de C.V.
NETHERLANDS                             5.4%
 EVC International NV
 N.V. Koninklijke Sphinx Gustavsberg
NEW ZEALAND                             6.1%
 Sanford Limited
 Steel & Tube Holdings Limited
SINGAPORE                               4.7%
 Aztech
 Pentex-Schweizer
SPAIN                                   3.5%
 Grupo Uralita
SWITZERLAND                             2.0%
 Swisslog Holding AG
THAILAND                                0.2%
 Christiani & Nielsen
 Christiani & Nielsen Rights

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              THE OAKMARK FUNDS'
                             FIRST QUARTER REPORT

                               JANUARY 31, 1996

TRUSTEES AND OFFICERS

TRUSTEES
Michael J. Friduss           Allan J. Reich
Thomas H. Hayden             Marv Rotter
Christine M. Maki            Burton W. Ruder
Victor A. Morgenstern        Peter S. Voss
              Gary Wilner, M.D.

OFFICERS
Victor A. Morgenstern--President
Robert J. Sanborn--Executive Vice President
David G. Herro--Vice President
Clyde S. McGregor--Vice President
Steven J. Reid--Vice President
Adam Schor--Assistant Vice President
Michael J. Welsh--Assistant Vice President
Donald Terao--Treasurer
Anita M. Nagler--Secretary
Lauren B. Pitalis--Vice President--Shareholder Operations and Assistant
  Secretary
Kristi L. Rowsell--Assistant Treasurer

OTHER INFORMATION

TRANSFER AGENT
State Street Bank and Trust Company
Attention: The Oakmark Family of Funds
P.O. Box 8510
Boston, Massachusetts 02266-8510
1-800-626-9392

INVESTMENT ADVISER
Harris Associates L.P.
LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen & Co.
Chicago, Illinois

ADDRESS OF FUND AND ADVISER
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602
1-800-OAKMARK (1-800-625-6275)

24-HOUR NAV INFORMATION
1-800-GROWOAK (1-800-476-9625)

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.
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                               (LOGO OF COMPANY)


                            Harris Associates L.P.
                            2 North LaSalle Street
                               Chicago, IL 60602
                                 1-800-OAKMARK